UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 24, 2021

NV5 GLOBAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware		001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road,	Suite 350
Hollywood,	Florida		33021
(Address of Principal Executive Offices)			(Zip Code)

(954) 495-2112
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEE	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2021, Mr. Michael Renshaw (“Mr. Renshaw”) resigned as a member of the Board of Directors (the “Board”) of NV5 Global, Inc. (the “Company”), effective immediately. The resignation was not due to any disagreement on any matter relating to the Company’s operations, policies or practices.

On August 25, 2021, the remaining members of the Board appointed Dr. Denise Dickins, Ph.D., CPA, CIA, to serve as a member of the Board, effective immediately, and to assume the position of Mr. Renshaw on the Audit and Compensation Committees of the Board.

Dr. Dickins has been a Professor at East Carolina University, Greenville, North Carolina since 2006, where she teaches courses in Auditing and Corporate Governance & Accounting Ethics. Dr. Dickins serves on the Board of Directors of Watsco, Inc. (NYSE: WSO) and chairs Watsco’s Audit and Compensation Committees. She has previously served as a member of the Board of Directors of three other publicly traded companies. As an academic researcher, her investigations on the impact of various auditing and corporate governance matters have been published in academic, pedagogical, and practitioner journals including Auditing: A Journal of Practice & Theory, Journal of Business Ethics, Issues in Accounting Education, and CPA Journal. She is currently serving a three-year term as the academic co-editor of Current Issues in Auditing. Dr. Dickins holds a Ph.D. in Business Administration from Florida Atlantic University and a B.S. in Accounting and Finance from Florida State University and is a Certified Public Accountant and Certified Internal Auditor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2021

NV5 GLOBAL, INC.

By:	/s/ Richard Tong
Name: Title:	Richard Tong Executive Vice President and General Counsel